[Sound Shore Fund Logo]

                                                                    July 1, 2000

Dear Shareholder:

     The Sound Shore Fund (the "Fund") ended June 30, 2000 with a net asset value of $29.03 per share. Year-to-date the Fund's total return was -1.3%. By comparison, the total return for the S&P 500 is -0.5% and the decline for the Dow Jones Industrial Average is -8.5%. This year marks the first time since 1994 that the Fund and the major market indices have posted losses for the first six months of a year.

     These figures should be put in the perspective of four years of above average, double-digit market returns and belie the market's recent volatility. The Fund's first quarter total return of 4.7% was offset by the -5.7% return in the second quarter and compared with 2.3% and -2.7%, respectively, for the S&P
500. The tech-heavy Nasdaq showed even greater volatility by advancing 12.4% in the first quarter and falling -13.3% in the second quarter. The Nasdaq returns are without the benefit of dividends, which are very small.

     Thus far this year, the Fund has benefited by the return to favor of stable growers like Citizen's Communications, Enron, Duke Energy, Safeway and
HCA -- The Healthcare Company. Under-performing cyclical stocks like DuPont, Eaton, Kaufman & Broad and TRW have partly offset these. In addition, two of our telecommunication holdings, AT&T and Century Telephone, experienced difficulties in their transition to higher growth business platforms. Our more economically sensitive holdings, which represent about 20% of the portfolio, have discounted a much more severe economic downturn than we can envision. These companies, along with many others in the portfolio, are taking significant actions, including spin-offs, asset sales, and major share repurchases, to increase shareholder value.

     We believe the recent volatility is a reminder to investors about the merits of risk control and diversification, portfolio characteristics of great importance to value investors like ourselves. Earnings for most companies remain strong, and there appears to be more market breadth than seen in years. This, coupled with increasing strategic acquisitions of undervalued, quality companies at solid premiums (for example, MidAmerican Energy and Mallinckrodt from our portfolio) is signaling better returns for the value style.

     We see very favorable risk reward characteristics in our holdings. Allstate, the country's largest investor-owned personal lines insurance carrier, sells for eight times forward earnings estimates and a modest premium to book value. Eaton, a high quality industrial and electrical equipment manufacturer, is in the process of spinning off a semiconductor division that provides approximately 5% of revenue and 15% of profit, but represents approximately 40% of Eaton's current valuation. Subtracting the value of the spin-off, Eaton's remaining businesses are valued at five times forward earnings, less than a quarter of the S&P 500's P/E.

     These stocks are indicative of the strong absolute and relative values we see in the market. The recent growth and momentum bias in the market has given us the opportunity to own many quality companies with P/E ratios at or below their growth rates. The market averages by this measure are at least twice as expensive.

     We thank you for your continued investment in the Fund. We will continue to focus our attention on identifying solid investment opportunities.

Sincerely,

/s/ T. Gibbs Kane, Jr.

T. GIBBS KANE, JR.
PRESIDENT

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Fund's 1-, 5- and 10-year average annual total returns for the periods ending 6/30/00 were -7.16%, 15.70% and 14.32%, respectively. The Fund's average annual total return assumes reinvestment of all dividend and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

     The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. It is not possible to invest directly in the Index.

     Percent of net assets as of 6/30/00:  AT&T Corporation: 2.54%; Century
Telephone: 3.14%; Citizen's Communications: 4.07%; Enron Corporation: 0.00%; Duke Energy Corporation: 3.14%; Safeway, Inc.: 3.04%; HCA -- The Healthcare
Company: 3.45%; E.I. duPont de Nemours & Co.: 2.05%; Eaton Corporation: 2.76%; Kaufman & Broad Home Corporation: 1.28%; TRW, Inc.: 2.33%; MidAmerican Energy:
0.00%; Mallinckrodt, Inc.: 0.00%; and Allstate Corporation: 2.63%.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                              FACE/SHARE       MARKET
                                                                AMOUNT         VALUE
                                                              ----------    ------------
COMMON STOCK (95.3%)
----------------------------------------------------------------------------------------

BASIC MATERIALS (2.0%)
E.I. duPont de Nemours & Co.                                     426,700    $ 18,668,125
                                                                            ------------
BUILDING & BUILDING MATERIALS (4.0%)
American Standard Cos., Inc.+                                    619,900      25,415,900
Kaufman & Broad Home Corp.                                       587,800      11,645,788
                                                                            ------------
                                                                              37,061,688
                                                                            ------------
CAPITAL GOODS (8.8%)
Boeing Co.                                                       480,000      20,070,000
Deere & Co.                                                      326,300      12,073,100
Eaton Corp.                                                      375,800      25,178,600
Thermo Electron Corp.+                                           113,600       2,392,700
TRW, Inc.                                                        489,200      21,219,050
                                                                            ------------
                                                                              80,933,450
                                                                            ------------
COMMUNICATIONS (15.6%)
AT&T Corp.                                                       733,000      23,181,125
BellSouth Corp.                                                  641,500      27,343,938
CenturyTel, Inc.                                                 995,000      28,606,250
Citizens Communications+                                       2,154,000      37,156,500
Telephone and Data Systems, Inc.                                 262,500      26,315,625
                                                                            ------------
                                                                             142,603,438
                                                                            ------------
CONSUMER PRODUCTS (8.5%)
Hasbro, Inc.                                                     648,200       9,763,513
Kimberly-Clark Corp.                                             337,000      19,335,375
Minnesota Mining and Manufacturing Co.                           224,000      18,480,000
Sara Lee Corp.                                                   234,700       4,532,644
Walt Disney Co.                                                  654,500      25,402,781
                                                                            ------------
                                                                              77,514,313
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                              FACE/SHARE       MARKET
                                                                AMOUNT         VALUE
                                                              ----------    ------------
ENERGY (3.1%)
Grant Prideco, Inc.+                                             433,000    $ 10,825,000
Weatherford International, Inc.+                                 431,000      17,159,188
                                                                            ------------
                                                                              27,984,188
                                                                            ------------
FINANCIAL (9.9%)
Capital One Financial Corp.                                      105,500       4,707,937
Federal Home Loan Mortgage Corp.                                 374,500      15,167,250
Federal National Mortgage Association                            628,500      32,799,843
Lehman Brothers, Inc.                                            157,500      14,893,594
Providian Financial Corp.                                        248,300      22,347,000
                                                                            ------------
                                                                              89,915,624
                                                                            ------------
HEALTHCARE (4.1%)
Baxter International, Inc.                                        56,500       3,972,656
HCA -- The Healthcare Company                                  1,036,900      31,495,838
HEALTHSOUTH Corp.+                                               274,000       1,969,375
                                                                            ------------
                                                                              37,437,869
                                                                            ------------
INSURANCE (7.8%)
Allstate Corp.                                                 1,076,500      23,952,125
Ambac Financial Group, Inc.                                      412,200      22,593,712
MBIA, Inc.                                                       507,000      24,431,063
                                                                            ------------
                                                                              70,976,900
                                                                            ------------
PROFESSIONAL SERVICES (2.0%)
Cendant Corp.+                                                 1,313,000      18,382,000
                                                                            ------------
RETAIL (7.6%)
Office Depot, Inc.+                                            2,417,000      15,106,250
Safeway, Inc.+                                                   613,700      27,693,212
TJX Cos., Inc.                                                 1,408,000      26,400,000
                                                                            ------------
                                                                              69,199,462
                                                                            ------------
SPECIALTY CHEMICALS (1.4%)
Engelhard Corp.                                                  731,900      12,488,044
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                              FACE/SHARE       MARKET
                                                                AMOUNT         VALUE
                                                              ----------    ------------
TECHNOLOGY (10.2%)
BMC Software, Inc.+                                              605,500    $ 22,091,304
Compaq Computer Corp.                                            742,000      18,967,375
Computer Associates International, Inc.                          100,000       5,118,750
Cypress Semiconductor Corp.+                                     386,000      16,308,500
IBM Corp.                                                        259,000      28,376,688
Sabre Holdings Corp.                                              55,000       1,567,500
                                                                            ------------
                                                                              92,430,117
                                                                            ------------
TRANSPORTATION (1.3%)
Delta Airlines, Inc.                                             235,500      11,907,468
                                                                            ------------
UTILITIES (9.0%)
Duke Energy Corp.                                                508,000      28,638,500
Dynegy, Inc.                                                     515,500      35,215,093
Kinder Morgan Inc                                                142,300       4,918,244
Williams Cos., Inc.                                              316,000      13,173,250
                                                                            ------------
                                                                              81,945,087
                                                                            ------------
TOTAL COMMON STOCK (COST $760,867,123)                                      $869,447,773
                                                                            ------------

SHORT-TERM HOLDINGS (3.5%)
----------------------------------------------------------------------------------------
Institutional Cash Management Fund                            25,712,630    $ 25,712,630
Daily Assets Cash Fund                                         3,070,923       3,070,923
Daily Assets Government Obligations Fund                       2,708,894       2,708,894
                                                                            ------------
TOTAL SHORT-TERM HOLDINGS (COST $31,492,447)                                $ 31,492,447
                                                                            ------------
TOTAL INVESTMENTS (98.8%) (COST $792,359,570)                               $900,940,220
OTHER ASSETS LESS LIABILITIES (1.2%)                                          11,415,147
                                                                            ------------
NET ASSETS (100.0%) (31,431,700 SHARES OUTSTANDING)                         $912,355,367
                                                                            ============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                   $      29.03
                                                                            ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
JUNE 30, 2000 (UNAUDITED)

                                                                               MARKET
                                                                               VALUE
                                                                            ------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
Par Value                                                                   $     31,432
Paid in Capital                                                              774,740,049
Accumulated Distributions in Excess of Net Investment Income                     (58,608)
Unrealized Appreciation of Investments                                       108,580,650
Accumulated Net Realized Gain from Investments                                29,061,844
                                                                            ------------
                                                                            $912,355,367
                                                                            ============

+ Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
     Dividends..............................................        $   5,767,911
     Interest...............................................              990,635
                                                                    -------------
          Total Income......................................            6,758,546
                                                                    -------------
Expenses:
     Investment adviser fee (Note 3)........................            3,705,135
     Administrator fee (Note 3).............................              494,018
     Transfer agent fee (Note 3)............................              494,018
     Custodian fee..........................................               58,240
     Accounting fee (Note 3)................................               30,000
     Legal fee..............................................               27,043
     Auditing fee...........................................               13,250
     Directors' fees and expenses (Note 3)..................               18,161
     Registration fees......................................               31,947
     Miscellaneous..........................................               70,527
                                                                    -------------
          Total Expenses....................................            4,942,339
                                                                    -------------
Net Investment Income.......................................            1,816,207
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold.......................           94,056,044
Net change in unrealized depreciation of investments........         (115,451,968)
                                                                    -------------
Net realized and unrealized depreciation of investments.....          (21,395,924)
                                                                    -------------
Net decrease in net assets resulting from operations........        $ (19,579,717)
                                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

                                                            FOR THE SIX
                                                               MONTHS               FOR THE
                                                               ENDED               YEAR ENDED
                                                           JUNE 30, 2000          DECEMBER 31,
                                                            (UNAUDITED)               1999
                                                           --------------        --------------
Operations:
     Net investment income.........................        $    1,816,207        $    7,796,710
     Net realized gain on investments sold.........            94,056,044            21,551,718
     Net change in unrealized depreciation of
       investments.................................          (115,451,968)          (42,817,457)
                                                           --------------        --------------
     Decrease in net assets from operations........           (19,579,717)          (13,469,029)
Dividends to shareholders from net investment
  income...........................................            (1,872,849)           (7,947,649)
Capital share transactions (Note 5)................          (240,927,448)         (765,334,753)
                                                           --------------        --------------
     Total decrease................................          (262,380,014)         (786,751,431)
Net assets:
     Beginning of the year.........................         1,174,735,381         1,961,486,812
                                                           --------------        --------------
     End of period (Including line (A))............        $  912,355,367        $1,174,735,381
                                                           ==============        ==============
     (A) Accumulated distributions in excess of net
         investment income.........................        $      (58,608)       $       (1,966)
                                                           ==============        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated on February 19, 1985, as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     a) SECURITY VALUATION
     Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on the Fund's business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the mean between the last reported bid and asked price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     c) DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatment of income and gain on

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     d) FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, provides portfolio accounting services to the Fund. FAcS is paid a fee at an annual rate of $60,000 per year.

Under a Transfer Agency Agreement, Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, provides transfer agency services to the Fund. FSS is paid a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services. Prior to May 1, 1999, Forum Financial Services, Inc. acted as the distributor of the Fund's shares.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.

Fees for investment advisory and other related parties in the amount of $581,255 and $293,109, respectively, are payable at June 30, 2000.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended June 30, 2000, aggregated $436,087,400 and $669,066,598, respectively.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of June 30, 2000 was $792,359,570. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $168,882,325 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $60,301,675.

5.  CAPITAL STOCK

As of June 30, 2000, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $774,771,481. Transactions in capital stock were as follows:

                                            FOR THE                          FOR THE
                                        SIX MONTHS ENDED                    YEAR ENDED
                                         JUNE 30, 2000                  DECEMBER 31, 1999
                                  ----------------------------    ------------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                                    ------          ------          ------           ------
Sale of shares..................    6,010,368    $ 175,590,890     18,304,845    $   538,394,412
Reinvestment of dividends.......       60,937        1,768,935        238,216          7,273,441
Redemption of shares............  (14,503,330)    (418,287,273)   (44,894,551)    (1,311,002,606)
                                  -----------    -------------    -----------    ---------------
Net decrease from capital
  transactions..................   (8,432,025)   $(240,927,448)   (26,351,490)   $  (765,334,753)
                                  ===========    =============    ===========    ===============

Of the 31,431,700 shares outstanding as of June 30, 2000, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 271,454 shares.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS

                                     SIX MONTHS
                                        ENDED                        YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2000   ---------------------------------------------------------
                                     (UNAUDITED)       1999         1998         1997        1996      1995
                                    -------------      ----         ----         ----        ----      ----
Net Asset Value, Beginning of
  Period..........................      $29.47          $29.62       $28.57       $21.71     $18.16    $15.46
                                     ---------          ------       ------       ------     ------    ------
Investment Operations
    Net Investment Income.........        0.06            0.17         0.21         0.12       0.13      0.25
    Net Realized and Unrealized
       Gain (Loss) on
       Investments................       (0.44)          (0.15)        1.05         7.75       5.90      4.33
                                     ---------          ------       ------       ------     ------    ------
Total from Investment
  Operations......................       (0.38)           0.02         1.26         7.87       6.03      4.58
                                     ---------          ------       ------       ------     ------    ------
Distributions From
    Net Investment Income.........       (0.06)          (0.17)       (0.20)       (0.12)     (0.13)    (0.21)
    In Excess of Net Investment
       Income.....................          --              --(a)         --          --(a)       --       --
    From Net Realized Gains.......          --              --           --        (0.87)     (2.35)    (1.67)
    In Excess of Net Realized
       Gains......................          --              --           --        (0.02)        --        --
    From Return of Capital........          --              --        (0.01)          --         --        --
                                     ---------          ------       ------       ------     ------    ------
Total Distributions...............       (0.06)          (0.17)       (0.21)       (1.01)     (2.48)    (1.88)
                                     ---------          ------       ------       ------     ------    ------
Net Asset Value, End of Period....      $29.03          $29.47       $29.62       $28.57     $21.71    $18.16
                                     =========          ======       ======       ======     ======    ======
Total Return......................       (1.29%)          0.05%        4.40%       36.40%     33.27%    29.87%
Ratio/Supplementary Data
Net Assets at End of Period (in
  thousands)......................    $912,355      $1,174,735   $1,961,487   $1,313,686   $132,862   $67,602
Ratios to Average Net Assets:
    Expenses (net of
       reimbursement).............        0.98%(b)        0.98%        0.99%        1.08%      1.15%     1.15%
    Expenses (gross)(c)...........        0.98%(b)        0.98%        1.00%        1.10%      1.16%     1.15%
    Net Investment Income.........        0.09%(b)        0.50%        0.77%        0.62%      0.70%     1.41%
Portfolio Turnover Rate...........          46%             41%          44%          53%        69%       53%

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.

(b) Annualized.

(c) Reflects expense ratio in the absence of expense reimbursement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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

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

[Sound Shore Fund Logo]

INVESTMENT ADVISER

Sound Shore Management, Inc.
8 Sound Shore Drive
Greenwich, Connecticut 06836

ADMINISTRATOR

Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
Portland, Maine

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101
1-800-754-8758

CUSTODIAN

Forum Trust, LLC
Portland, Maine

COUNSEL

Dechert Price & Rhoads
New York, New York

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
Boston, Massachusetts

SEMI-ANNUAL REPORT
(Unaudited)

JUNE 30, 2000

SOUND
SHORE
FUND


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com